UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2006
(October 18, 2006)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is filed to correct a typographical error in the exhibit attached to the original Form 8-K filed on October 20, 2006. A revised page 16 is attached with the corrected information.

Item 7.01  Regulation FD Disclosure.

Brown Shoe Company, Inc. announced on October 18, 2006, that members of its executive management team will present a business overview at the Johnson Rice & Company 2006 Consumer Conference on October 24 2006, at 10.30 a.m. (Eastern Time). The slide presentation for use in conjunction with this presentation is furnished as Exhibit 99.1 of our Form 8-K filed October 20, 2006, as revised by Exhibit 99.1 furnished hereto, and is also available on the Company’s website via the following link: www.brownshoe.com/investor, although the Company reserves the right to discontinue its availability at any time. The webcast can be heard directly from Johnson Rice & Company’s website at http://www.wsw.com/webcaste/jr4/bws/.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c) Exhibit

Exhibit Number	Description of Exhibits
99.1	Slide Presentation for the Johnson Rice & Company 2006 Consumer Conference - Revised Page 16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: October 23, 2006	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Slide Presentation for the Johnson Rice & Company 2006 Consumer Conference - Revised Page 16